Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 1 13 March 2023 ASX RELEASE Company Announcements Platform Proposed Direct Listing on Nasdaq Global Market Sezzle Inc. (ASX:SZL) (Sezzle or Company) // Purpose-driven payment platform, Sezzle, today announced its intent to list its shares of common stock for trading on the Nasdaq Global Market. Upon such listing, the Company’s shares of common stock (represented by CHESS Depositary Interests, or CDIs) would also continue to trade on the Australian Securities Exchange (ASX). The Company further intends to remove the Foreign Ownership Restricted (FOR) United States (US) person prohibited tag from the CDIs in advance of the Nasdaq listing. The FOR US prohibited tag has effectively prevented CDIs from being sold on the ASX to US persons, unless an exemption was available. To satisfy the minimum US$4.00 bid price required by the initial listing requirements of the Nasdaq Global Market, the Company’s Board of Directors has approved, subject to stockholder approval, a reverse split of the Company’s common stock. The Company anticipates effectuating such reverse split, if approved by the Company’s stockholders, in advance of the direct listing on the Nasdaq Global Market in order for the bid price of the Company’s CDIs as reported on the ASX, on a post-reverse split basis, to meet or exceed such minimum bid price. “A listing on the Nasdaq is a natural evolution for Sezzle given the Company is already filing the necessary reports with the SEC,” stated Charlie Youakim, Sezzle’s Chairman and CEO. “Although we are not seeking to raise capital as part of the Nasdaq listing, we are excited to expand the universe of potential investors to the United States.” The proposed listing on the Nasdaq Global Market is expected to be conducted pursuant to a registration statement on Form S-1 to be filed with the Securities and Exchange Commission (SEC). The Form S-1 is expected to become effective after the SEC completes its review process, subject to market and other conditions. The Company’s proxy statement related to the proposed stock split, the preliminary form of which was filed with the SEC on March 13, 2023, as well as the registration statement on Form S-1, is subject to SEC review, and the removal of the FOR US person prohibited tag from the CDIs is subject to ASX review. The Company intends to provide guidance to investors on the timing of the stockholder meeting, FOR US prohibited tag removal, and Nasdaq listing in the future, but anticipates completing each of these activities no later than September 30, 2023. This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations or offers to buy, or any sales of securities will be

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 2 made in accordance with the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). This press release has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board. Contact Information For more information about this announcement: Lee Brading, CFA Investor Relations +651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +651 403 2184 erin.foran@sezzle.com About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Participants in the Solicitation Sezzle and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the reverse stock split. Information regarding the directors and executive officers of Sezzle and their ownership of shares of common stock is contained in Sezzle’s proxy statement, and is supplemented by other public filings made, and to be made, with the SEC. Sezzle’s directors and executive officers beneficially own approximately 52.99% of Sezzle’s common stock. A more complete description is set forth in the proxy statement. Investors may obtain additional information regarding the direct and indirect interests of Sezzle and its directors and executive officers with respect to the proposed reverse stock split by reading the proxy statement and other filings referred to above. Forward Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 3 projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our planned rights offering, financing plans and other future events. Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; a change in our intention to become listed on the Nasdaq Global Market; impact of a reverse stock split on the value of our common stock; impact of macro- economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to meet additional capital requirements; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Current Trading Restrictions Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. The CDIs have not been registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 4 Regulation S exemption, the CDIs are currently ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued currently bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.